SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - Reconciliation of cash and cash equivalents and restricted cash and cash equivalents (Details) - USD ($) $ in Thousands	Dec. 31, 2021	Dec. 31, 2020	Dec. 31, 2019
SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
Cash and cash equivalents	$ 264,615	$ 11,055
Restricted cash, short-term	130	65
Restricted cash, long-term	275	340
Cash, cash equivalents and restricted cash	$ 265,020	$ 11,460	$ 10,328